UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2023

Apollo Global Management, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41197	86-3155788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
  9 West 57th Street, 42nd Floor
New York, New York 10019
(Address of principal executive offices) (Zip Code)

(212) 515-3200
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.
On May 9, 2023, Apollo Global Management, Inc. ("Apollo") issued a summary press release and a detailed earnings presentation announcing its financial results for the first quarter ended March 31, 2023.

A copy of the summary press release and the earnings presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.
Apollo has made available to investors on its website at ir.apollo.com its quarterly financial supplement for the first quarter ended March 31, 2023, which reflects the adoption by Apollo of the U.S. GAAP accounting standard related to Targeted Improvements to the Accounting for Long-Duration Contracts (“LDTI”). The new LDTI standard includes updates to areas pertaining to the accounting and disclosures for long-duration insurance and investment contracts.
Item 9.01    Financial Statements and Exhibits.
    (d)    Exhibits

Exhibit No.	Description
99.1	Summary press release of Apollo Global Management, Inc., dated May 9, 2023
99.2	Earnings presentation of Apollo Global Management, Inc., dated May 9, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information included in Item 2.02 “Results of Operations and Financial Condition”, Item 7.01 “Regulation FD Disclosure” and Item 9.01 “Financial Statements and Exhibits” of this Current Report on Form 8-K (including the exhibits hereto) is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GLOBAL MANAGEMENT, INC.
Date: May 9, 2023	By:	/s/ Martin Kelly
Martin Kelly
Chief Financial Officer